ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

AST PIMCO Total Return Bond Portfolio

Supplement dated October 28, 2014 to the Currently Effective Prospectus

This supplement should be read in conjunction with your currently effective Advanced Series Trust (the Trust) Prospectus (the Prospectus) and should be retained for future reference. The AST Advanced Strategies Portfolio (the Advanced Strategies Portfolio) and the PIMCO Total Return Bond Portfolio (the Total Return Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus.

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A.	AST Advanced Strategies Portfolio: New Subadvisory Arrangement

The Board of Trustees (the Board) of the Trust recently approved replacing Pacific Investment Management Company LLC (PIMCO) as the subadviser for the U.S. fixed income segment of the Advanced Strategies Portfolio (the Total Return Sleeve) with Prudential Investment Management, Inc. (PIM). This change is expected to become effective on or about January 5, 2015.

To reflect this change, the Prospectus is revised as follows:

         I.            All references and information pertaining to William H. Gross of PIMCO are hereby deleted from the Prospectus.

       II.            The following information is hereby added to the table in the “Summary: AST Advanced Strategies Portfolio – Management of the Portfolio” section of the Prospectus::

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
	Prudential Investment Management, Inc.	Michael J. Collins, CFA	Managing Director	January 2015
		Richard Piccirillo	Principal	January 2015
		Gregory Peters	Managing Director	January 2015
		Robert Tipp, CFA	Managing Director	January 2015

III. The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST ADVANCED STRATEGIES PORTFOLIO – US Fixed Income (PIMCO)” is hereby deleted and replaced with the following:

US Fixed Income (PIM). PIM’s US fixed income strategy seeks to outperform the Barclays U.S. Aggregate Bond Index over the intermediate and long term, by investing at least 80% of the assets in bonds, which includes all fixed-income securities with a maturity at date of issue of greater than one year. PIM allocates assets among different debt securities, including (but not limited to) US Government securities, mortgage-related and asset-backed securities, corporate debt securities and foreign securities. PIM may invest up to 30% of the assets in below investment-grade securities. PIM may also invest up to 30% of the assets in foreign debt securities.

IV. The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Investment Subadvisers – Prudential Investment Management, Inc. (PIM)” is hereby deleted and replaced with the following:

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PIM and is responsible for the management of the Portfolio. As of June 30, 2014, PIM had approximately $921 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Shareholders of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio voted to approve a proposal permitting PIM to act as a Subadviser for each of these Portfolios pursuant to a subadvisory agreement with the investment managers. The investment managers have no current plans or intention to utilize PIM to provide any investment advisory services to any of these Portfolios. Depending on future circumstances and other factors, however, the investment managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize PIM to provide investment advisory services to any or all of these Portfolios in addition to the Portfolios to which PIM provides investment advisory services as disclosed in this Prospectus..

       V.            The following is hereby added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Advanced Strategies Portfolio”:

PIM Segment. The portfolio managers from PIM who are primarily responsible for the day-to-day management of the Portfolio are Michael J. Collins, Richard Piccirillo, Gregory Peters, and Robert Tipp.

Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. He is also a member of the Global Rates and Securitized Products Team focusing on CMBS. Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining Prudential Financial in 1993. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Also recently recognized as Business Insider's Top Analysts and Top Analyst's to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association.

Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for Prudential Fixed Income. In addition to co-managing the Global Aggregate Plus strategy, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at Prudential since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining Prudential Financial, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

B.	AST PIMCO Total Return Bond Portfolio: New Subadvisory Arrangement and Name Change

The Board of the Trust recently approved replacing PIMCO as the subadviser for the Total Return Portfolio with BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited and Loomis, Sayles & Company, L.P. The Board also approved changing the name of the Total Return Portfolio to AST BlackRock/Loomis Sayles Bond Portfolio. These changes are expected to become effective on or about January 5, 2015.

To reflect these changes, the Prospectus is revised as follows, effective on or about January 5, 2014:

         I.            All references in the Prospectus to AST PIMCO Total Return Bond Portfolio are hereby changed to AST BlackRock/Loomis Sayles Bond Portfolio.

       II.            The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus relating to the Total Return Portfolio is hereby deleted and replaced with the following:

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. In selecting fixed income securities, the subadvisers use economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadvisers’ outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the tools used by the subadvisers.

III. The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the Total Return Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited	Bob Miller	Managing Director	January 2015
AST Investment Services, Inc.		Rick Rieder	Managing Director	January 2015
	Loomis, Sayles & Company, L.P.	Peter Palfrey	Vice President	January 2015
		Rick Raczkowski	Vice President	January 2015

IV. The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST PIMCO Total Return Bond PortfoliO” is hereby deleted and replaced with the following:

AST BlackRock/Loomis Sayles Bond PORTFOLIO

Investment Objective: to maximize total return, consistent with preservation of capital, and prudent investment management.

Principal Investment Policies:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited (collectively, BlackRock) is responsible for managing a portion of the Portfolio’s assets. BlackRock typically invests more than 90% of assets in a diversified portfolio of fixed-income securities. The fixed-income securities in which BlackRock invests include: U.S. Government debt securities, corporate debt securities issued by US and foreign companies, asset-backed securities, mortgage-backed securities, preferred securities issued by US and foreign companies, corporate debt securities and preferred securities convertible into common stock, foreign sovereign debt instruments, and money market securities. BlackRock may also invest up to 5% of net assets in equity securities.

BlackRock invests primarily in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating agencies (including Baa or better by Moody’s Investor Service, Inc. (Moody’s) or BBB or better by Standard & Poor’s (S&P) or Fitch Ratings (Fitch)). Securities rated in any of the four highest rating categories are known as “investment grade” securities.

BlackRock may invest up to 30% of net assets in securities of foreign issuers, of which 20% (as a percentage of net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that BlackRock may invest in such U.S dollar-denominated securities of foreign issuers without limit. BlackRock may invest in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities. BlackRock may also enter into repurchase agreements, reverse repurchase agreements and dollar rolls.

BlackRock may invest in fixed-income securities of any duration or maturity. Fixed-income securities frequently have redemption features that permit an issuer to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed-income securities that allow for redemption. When an issuer redeems fixed-income securities, the Portfolio may receive less than the market value of the securities prior to redemption. In addition, the Portfolio may have to invest the proceeds in new fixed-income securities with lower yields and therefore lose expected future income.

BlackRock may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays U.S. Aggregate Bond Index or the CSFB High Yield Index. BlackRock may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. BlackRock may invest in when issued and delayed delivery securities and forward commitments.

BlackRock may invest up to 20% of net assets in fixed-income securities that are rated below investment grade by at least one of the recognized rating agencies, including Moody’s, S&P or Fitch or in unrated securities of equivalent credit quality. BlackRock may invest up to 15% of its net assets in CDOs, of which 10% (as a percentage of net assets) may be in CLOs. CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

BlackRock may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities.

BlackRock may invest in other investment companies, such as exchange traded funds, unit investment trusts, and open-end and closed-end funds. BlackRock may invest up to 15% of net assets in illiquid securities that it cannot sell within seven days at approximately current value. BlackRock may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. BlackRock will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of total assets. BlackRock may also make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Loomis, Sayles & Company, L.P. (Loomis Sayles) is also responsible for managing a portion of the Portfolio’s assets. Under normal market conditions, Loomis Sayles will invest at least 80% of the Portfolio’s net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, Loomis Sayles normally will invest primarily in investment grade securities. “Investment grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (Moody’s), Fitch Investors Services, Inc. (Fitch) or Standard and Poor’s Ratings Group (S&P)), or, if unrated, are determined by Loomis Sayles to be of comparable quality. For purposes of this restriction, investment grade securities also include cash and cash equivalent securities. Loomis Sayles will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays U.S. Aggregate Bond Index. Loomis Sayles may also invest up to 20% of the Portfolio’s assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by Loomis Sayles to be of comparable quality, and up to 10% of the Portfolio’s assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Portfolio may invest. The Portfolio may also invest up to 5% of its net assets in equity securities.

Investments may include securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities and commercial mortgage-backed and other asset-backed securities. The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are Loomis Sayles’ expected performance of sectors in the benchmark and the incremental performance or diversification benefits the portfolio managers anticipate from opportunistic allocations to securities that are not included in the Portfolio’s benchmark. In addition, the portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.

Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed-income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security optionality and structure, as well as potential currency and liquidity risk. Loomis Sayles also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy. Specifically, Loomis Sayles follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Portfolio. The portfolio managers consider economic and market conditions as well as issuer- specific data, such as fixed-charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value.

In selecting investments, Loomis Sayles research analysts and sector teams work closely with the portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. Loomis Sayles continuously monitors an issuer’s creditworthiness or cash flow stability to assess whether the obligation remains an appropriate investment for the Portfolio. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macro-economic analysis with individual security selection. Portfolio holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

In connection with its principal investment strategies, the Portfolio may also invest in securities issued pursuant to Rule 144 under the Securities Act of 1933 (Rule 144A securities), structured notes, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Portfolio may use such derivatives for hedging or investment purposes. The Portfolio may also engage in currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Portfolio is not limited in the percentage of its assets that it may invest in these instruments.

       V.            The following replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST PIMCO Total Return Bond Portfolio”:

AST BlackRock/Loomis Sayles Bond Portfolio

BlackRock Segment. The co-portfolio managers from BlackRock who are primarily responsible for the day-to-day management of the Portfolio are Bob Miller and Rick Rieder.

Bob Miller, Managing Director, is head of the Multi-Sector & Rates within BlackRock's Americas Fixed Income Alpha Strategies and a member of the Americas Fixed Income Executive Team. He is a portfolio manager of BlackRock's Core Bond, Total Return, and Strategic Income Opportunities Funds. Prior to joining BlackRock in 2011, Mr. Miller was a co-founder and partner at the Round Table Investment Management Company, a multi-strategy, research-based investment company, where he managed a global macro strategy. Previously, Mr. Miller spent 20 years at Bank of America, where he served in a variety of roles, most recently as senior portfolio manager for the bank's proprietary multi-asset class investment portfolio. Mr. Miller managed global equity and credit, global interest rate derivative, and sovereign debt portfolios during his tenure at Bank of America. Mr. Miller is a Trustee of Davidson College, a member of the Executive Committee and Chairman of the Investment Committee. He is also actively involved with the Davidson July Experience program. Mr. Miller is a former Trustee and past Chairman of the Board at Trinity Episcopal School, and remains a member of the Friends of Trinity Board. He earned a BA degree in economics from Davidson College in 1984.

Rick Rieder, Managing Director, is BlackRock's Chief Investment Officer of Fundamental Fixed Income, Co-head of Americas Fixed Income and a member of the Executive Committee of the firm-wide Alpha Strategy business, a member of BlackRock's Global Operating Committee and Chairman of the BlackRock Investment Council. Before joining BlackRock in 2009, Mr. Rieder was President and Chief Executive Officer of R3 Capital Partners. He served as Vice Chairman and member of the Borrowing Committee for the U.S. Treasury. Mr. Rieder is currently a member of the Federal Reserve Bank of New York's Investment Advisory Committee on Financial Markets, and was recently elected as the 2013 inductee into the Fixed Income Analysts Society Fixed Income Hall of Fame. From 1987 to 2008, Mr. Rieder was with Lehman Brothers, most recently as head of the firm's Global Principal Strategies team, a global proprietary investment platform. He was also global head of the firm's credit businesses, Chairman of the Corporate Bond and Loan Capital Commitment Committee, and a member of the Board of Trustees for the corporate pension fund. Before joining Lehman Brothers, Mr. Rieder was a credit analyst at SunTrust Banks in Atlanta. Mr. Rieder earned a BBA degree in Finance from Emory University in 1983 and an MBA degree from The Wharton School of the University of Pennsylvania in 1987. He is a member of the board of Emory University, Emory's Business School, and the University's Investment Committee and is the Vice Chairman of the Finance Committee, and founder and chairman of the business school's BBA investment fund and community financial literacy program.

Mr. Rieder serves as Chairman of the Board of North Star Academy's nine Charter Schools in Newark, New Jersey and is the Founder and Chairman of the Board of Graduation Generation Public School Collaboration in Atlanta. He is a Trustee for the US Olympic Committee and on the board of advisors for the Hospital for Special Surgery. He serves on the National Leadership Council of the Communities in Schools Educational Foundation and the boards of Big Brothers/Big Sisters of Newark and Essex County and the Newark Youth Foundation.

Loomis Sayles Segment. The co-portfolio managers from Loomis Sayles who are primarily responsible for the day-to-day management of the Portfolio are Peter Palfrey and Rick Raczkowski.

Peter Palfrey, Vice President, Portfolio Manager. Peter Palfrey is a vice president of Loomis, Sayles & Company and portfolio manager for the Loomis Sayles fixed income group. With 31 years of investment industry experience, Peter co-manages the Loomis Sayles Core Plus Bond Fund, the Loomis Sayles Core Plus Fixed Income Trust- NHIT, the Looms Sayles Core Plus Fixed Income Trust- CIT and the Loomis Sayles Core Plus strategy. Prior to joining Loomis Sayles in 2001, he worked for Back Bay Advisors as senior vice president and portfolio manager, and for MONY Capital Management as investment vice president and portfolio manager. Peter earned a BA from Colgate University.

Rick Raczkowski, Vice President, Portfolio Manager. Rick Raczkowski is a vice president of Loomis, Sayles & Company, portfolio manager for the Loomis Sayles fixed income group and co-head of the relative return team. He co-manages the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Core Plus Fixed Income and Corporate Bond strategies, in addition to the Credit Long/Short portfolio. Rick has 25 years of investment industry experience and joined Loomis Sayles in 2001. Prior to Loomis Sayles, he served as vice president for Back Bay Advisors and was a senior consultant at both Hagler Bailly Consulting and EDS Management Consulting/A.T. Kearney. Rick also worked as an economist and industry analyst for DRI McGraw-Hill. Rick earned a BA from the University of Massachusetts and an MBA from Northeastern University.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP11